                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

      Filed by the Registrant /X/

      Filed by a Party other than the Registrant / /

      Check the appropriate box:
      / /        Preliminary Proxy Statement
      / /        CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED
                 BY RULE 14A-6(E)(2))
      /X/        Definitive Proxy Statement
      / /        Definitive Additional Materials
      / /        Soliciting Material Pursuant to Rule 14a-12

                                    PENN NATIONAL GAMING, INC.
      -----------------------------------------------------------------------
                 (Name of Registrant as Specified In Its Charter)

                                                     N/A
      -----------------------------------------------------------------------
           (Name of Person(s) Filing Proxy Statement, if other than the
                                    Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/        No fee required.
/ /        Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
           and 0-11.
           (1)  Title of each class of securities to which transaction applies:
                ----------------------------------------------------------
           (2)  Aggregate number of securities to which transaction
                applies:
                ----------------------------------------------------------
           (3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
                ----------------------------------------------------------
           (4)  Proposed maximum aggregate value of transaction:
                ----------------------------------------------------------
           (5)  Total fee paid:
                ----------------------------------------------------------

/ /        Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

           (1)  Amount Previously Paid:
                ----------------------------------------------------------
           (2)  Form, Schedule or Registration Statement No.:
                ----------------------------------------------------------
           (3)  Filing Party:
                ----------------------------------------------------------
           (4)  Date Filed:
                ----------------------------------------------------------

                                     [LOGO]
                           PENN NATIONAL GAMING, INC.

                       825 BERKSHIRE BOULEVARD, SUITE 200
                         WYOMISSING, PENNSYLVANIA 19610

                            ------------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON MAY 23, 2001

    NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of Penn National Gaming, Inc. (the "Company"), a Pennsylvania corporation, will be held on May 23, 2001, at 10:00 a.m., local time, at the offices of Schnader Harrison Segal & Lewis, LLP, 38th Floor, 1735 Market Street, Philadelphia, Pennsylvania 19103 for the following purposes:

    1. To elect two Class I Directors for a term of three years and until their successors are duly elected and qualified.

    2. To consider and act upon a proposal to ratify the appointment of BDO Seidman, LLP as independent public accountants for the Company for the fiscal year ending December 31, 2001.

    3. To consider and transact such other business as may properly come before the Annual Meeting or any postponement or adjournment thereof.

    The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice of Annual Meeting.

    Only shareholders of record at the close of business on April 6, 2001 are entitled to notice of and to vote at the Annual Meeting and any postponement or adjournment thereof. All shareholders are cordially invited to attend the Annual Meeting in person. Any shareholder attending the Annual Meeting may vote in person even if such shareholder previously signed and returned a proxy.

                                          BY ORDER OF THE BOARD OF DIRECTORS,
                                          Robert S. Ippolito
                                          SECRETARY

Wyomissing, Pennsylvania
April 24, 2001

WHETHER OR NOT YOU EXPECT TO ATTEND THE ANNUAL MEETING, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY AND MAIL IT PROMPTLY IN THE ENCLOSED ENVELOPE PROVIDED FOR THAT PURPOSE TO ASSURE REPRESENTATION OF YOUR SHARES. NO POSTAGE NEED BE AFFIXED IF MAILED IN THE UNITED STATES.

                                     [LOGO]
                           PENN NATIONAL GAMING, INC.

                       825 BERKSHIRE BOULEVARD, SUITE 200
                         WYOMISSING, PENNSYLVANIA 19610

                            ------------------------

                                PROXY STATEMENT
                         ANNUAL MEETING OF SHAREHOLDERS
                                  MAY 23, 2001

    This Proxy Statement and the enclosed Proxy are first being sent or given to shareholders of Penn National Gaming, Inc. (the "Company") on or about
April 24, 2001, in connection with the solicitation of proxies for use at the Company's 2001 Annual Meeting of Shareholders ("Annual Meeting") to be held
May 23, 2001, at 10:00 a.m., local time, or at any adjournment or postponement thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting. The Annual Meeting will be held at the offices of Schnader Harrison Segal & Lewis, LLP, 38th Floor, 1735 Market Street, Philadelphia, Pennsylvania 19103. This solicitation is being made on behalf of the Board of Directors of the Company.

                 INFORMATION CONCERNING SOLICITATION AND VOTING

RECORD DATE AND SHARES OUTSTANDING

    The Board of Directors has fixed the close of business on April 6, 2001, as the record date ("Record Date") for the determination of shareholders of the Company entitled to notice of, and to vote at, the Annual Meeting. On the Record Date, 15,061,100 shares of the Company's Common Stock were issued and outstanding and entitled to vote at the Annual Meeting.

REVOCABILITY OF PROXIES

    Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before its use by delivering to the Secretary of the Company written notice of revocation or a duly executed proxy bearing a later date or by attending the Annual Meeting and voting in person.

VOTING AND SOLICITATION

    The presence, in person or by proxy, of shareholders entitled to cast at least a majority of the votes which all shareholders are entitled to cast is necessary for a quorum to be present at the Annual Meeting. Each share of the Company's Common Stock outstanding is entitled to one vote on each matter which may be brought before the Annual Meeting.

    Proxies given in the form enclosed, unless previously revoked, will be voted at the Annual Meeting in accordance with the instructions contained therein, AND IF NO CHOICE IS SPECIFIED, WILL BE VOTED IN FAVOR OF THE PROPOSALS SET FORTH IN THE NOTICE OF MEETING. Assuming a quorum is present, (a) the affirmative vote of a plurality (the greatest number) of the votes cast at the Annual Meeting is required for the election of directors; and (b) the affirmative vote of a majority of the votes cast at the Annual Meeting is required for (i) the ratification of BDO Seidman, LLP as the Company's independent public accountant's for the year ending December 31, 2001; and (ii) the approval of any other matters which may properly come before the Annual Meeting or any postponement or adjournment thereof. For purposes of determining the number of votes cast, only those cast "for" or "against" are counted. Abstentions and broker non-votes are not considered "cast" but are counted for purposes of determining whether a quorum is present at the Annual Meeting. Under Pennsylvania law, a quorum is required to conduct business at the Annual Meeting.

    It is expected that the solicitation of proxies will be conducted primarily by mail. Proxies also may be solicited personally or by telephone, telegraph, telecopy or via the internet. The cost of this solicitation will be borne by the Company. In addition, the Company may reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation material to such beneficial owners. Proxies also may be solicited by certain directors, officers and employees of the Company, without additional compensation, personally or by telephone, telegram, telecopy or via the internet.

                       PROPOSAL 1: ELECTION OF DIRECTORS

INFORMATION ABOUT NOMINEES AND OTHER DIRECTORS

    Two Class I Directors will be elected at the Annual Meeting to hold office, subject to the provisions of the Company's By-Laws, until the annual meeting of shareholders of the Company to be held in the year 2004 and until their respective successors are duly elected and qualified.

    The following table sets forth the name, age, principal occupation, and respective service dates of each person who has been nominated to be a Director of the Company:

                                                                               DIRECTOR     TERM
NAME OF NOMINEE                AGE      PRINCIPAL OCCUPATION                    SINCE     EXPIRES
---------------              --------   --------------------                   --------   --------
William J. Bork............     67      President and Chief Operating Officer    1995       2004
Robert P. Levy.............     69      Chairman of the Board of the Atlantic    1995       2004
                                        City Racing Association

    THE BOARD OF DIRECTOR UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" EACH OF THE NOMINEES.

    WILLIAM J. BORK. Mr. Bork was elected President and a Director in 1995. From 1987 to June 1995, he was Vice President for Ladbroke Racing Commission. Prior to working with Ladbroke, Mr. Bork served as Vice President of Operations of racetracks previously owned by Ogden Corporation, including: Fairmount Park in Collinsville, Illinois; Mountaineer Park in Chester, West Virginia; Wheeling Downs in Wheeling, West Virginia; and Suffolk Downs in Boston Massachusetts.

    ROBERT P. LEVY. Mr. Levy has been Director since 1995. He is Chairman of the Board of the Atlantic City Racing Association and served a two-year term from 1989 to 1990 as President of the Thoroughbred Racing Association. Mr. Levy has served as the Chairman of the Board of DRT Industries, Inc., a diversified business based in the Philadelphia metropolitan area, since 1960. Mr. Levy owns the Robert P. Levy Stable, a thoroughbred racing and breeding operation that has bred and owned several award-winning horses, including the 1987 Belmont Stakes winner, Bet Twice.

    The following table sets forth the name, age, principal occupation, and respective service dates of each Director whose term of office extends beyond the date of the Annual Meeting:

                                                                               DIRECTOR     TERM
NAME                           AGE      PRINCIPAL OCCUPATION                    SINCE     EXPIRES
----                         --------   --------------------                   --------   --------
Peter M. Carlino...........     54      Chairman of the Board and Chief          1994       2002
                                        Executive Officer
Harold Cramer..............     73      Retired Partner, Schnader Harrison       1994       2002
                                        Segal & Lewis, LLP
David A. Handler...........     36      Senior Managing Director at Bear         1994       2003
                                        Sterns & Co., Inc.
John M. Jacquemin..........     54      President Mooring Financial Group        1995       2003

    PETER M. CARLINO. Mr. Carlino has served as the Company's Chairman of the Board and Chief Executive Officer since 1994 and as a Director since 1994. Since 1976 he has been President of Carlino Financial Corporation, a holding company that owns and operates various Carlino family businesses, in which capacity he has been continuously active in strategic planning for Carlino Financial and monitoring its operations. From 1972 until 1976, Mr. Carlino served as President of Mountainview Thoroughbred Racing Association, a subsidiary of the Company.

    HAROLD CRAMER.  Mr. Cramer has been a Director since 1994. From
November 1996 to July 2000, Mr. Cramer was Counsel to Mesirov Gelman Jaffe Cramer & Jamieson, LLP, which merged with Schnader Harrison Segal & Lewis, LLP in July 2000. Schnader Harrison is a Philadelphia based law firm that provides legal services to the Company. Mr. Cramer is now a retired partner of Schnader Harrison Segal & Lewis, LLP. From November 1995 until November 1996, Mr. Cramer was Chairman of the Board and Chief Executive Officer of HSI Management
Co., Inc. From 1989 until November 1995, Mr. Cramer was Chairman of the Board and Chief Executive Officer of Graduate Health System, Inc. and has been a Director of Graduate n/k/a/ Philadelphia Health Care Trust since November 1996. He also serves as a Director of several of the Company's subsidiaries.

    DAVID A. HANDLER.  Mr. Handler has been a Director since 1994. Since
April 2000, Mr. Handler has been a Senior Managing Director at Bear Sterns & Co., Inc. From July 1995 to April 2000, Mr. Handler was employed by Jefferies & Company, Inc. where he became a Managing Director in March 1998. From
October 1991 to July 1995, he was a Vice President at Fahnestock & Co., Inc.

    JOHN M. JACQUEMIN. Mr. Jacquemin has been a Director since 1995 and is President of Mooring Financial Corporation, a financial services group specializing in the purchase and administration of commercial loan portfolios and equipment leases. Mr. Jacquemin joined Mooring Financial Corporation in 1982 and has served as its President since 1987. He also serves as Director of Cel-Sci Corporation.

MEETINGS OF THE BOARD OF DIRECTORS AND INFORMATION ABOUT BOARD COMMITTEES

    The Board of Directors held seven meetings during the fiscal year ended December 31, 2000. Three of the meetings were conducted by telephone conference calls. Mr. Carlino, Mr. Bork and Mr. Cramer attended all seven meetings;
Mr. Jacquemin and Mr. Levy attended six of the meetings; and Mr. Handler attended five of the meetings. Each Director attended all the meetings of the Board committees on which he served.

    The Company has two standing Committees: the Audit Committee and Compensation Committee. Harold Cramer, John M. Jacquemin and Robert P. Levy are the members of the Audit Committee. The principal functions of the Audit Committee are to serve as an independent and objective party to monitor the integrity of the Company's financial reporting process and internal control system; review and appraise the audit efforts of the Company's independent accountants; and maintain free and open communication with and among the independent accountants, financial and senior management, and the Board of Directors. Harold Cramer and David A. Handler are members of the Compensation Committee. The Compensation Committee reviews compensation and benefits for the Company's executives and administers the grant of stock options to executive officers under the Company's Plan. One meeting of each of the Audit Committee and the Compensation Committee was held in 2000. The Board of Directors does not have a nominating committee.

                         SECURITY OWNERSHIP OF CERTAIN
                        BENEFICIAL OWNERS AND MANAGEMENT

    The following table sets forth certain information with respect to beneficial ownership of the Company's Common Stock as of March 10, 2001, by each person known to the Company to own beneficially more than five percent of the Company's outstanding Common Stock, each director, the chief executive officer and each of the four other most highly compensated executive officers of the Company and all of the executive officers and directors of the Company as a group.

                                                               NUMBER OF SHARES    PERCENTAGE OF
NAME AND ADDRESS(1)                                           BENEFICIALLY OWNED     CLASS(2)
-------------------                                           ------------------   -------------
Peter D. Carlino(3).........................................        4,668,386            31.0%
Peter M. Carlino(4)(5)......................................        5,736,212            36.5%
Richard J. Carlino(6).......................................        4,510,152            30.0%
Harold Cramer(5)(7).........................................        4,706,886            31.2%
Carlino Family Trust(8).....................................        4,485,808            29.8%
William J. Bork(5)..........................................          300,668             2.0%
Robert S. Ippolito(5).......................................           89,600             0.6%
David A. Handler(5).........................................           86,395             0.6%
John M. Jacquemin(5)........................................           37,200             0.2%
Robert Abraham(5)...........................................           23,750             0.2%
Robert P. Levy(5)...........................................           22,500             0.1%
Joseph A. Lashinger Jr.(5)..................................           12,500             0.1%
George A. Connolly(5).......................................            7,700             0.1%
Akre Capital Management, LLC
  Potomac Tower, 6th Floor
  1001 19th Street North
  Arlington, Virginia 22209(9)..............................        1,099,998             7.3%
All executive officers and directors as a group (10
  persons)(5)...............................................        6,537,603            43.4%

------------------------

(1) The persons named in the above table have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them except as otherwise shown in the succeeding footnotes, and the address of each such person, other than Akre Capital Management, LLC is c/o the Company, 825 Berkshire Boulevard, Suite 200, Wyomissing, Pennsylvania 19610.

(2) The percentage for each beneficial owner is calculated based on (i) the aggregate number of shares reported to be owned by such group or individual and (ii) the aggregate number of shares of Common Stock outstanding as of March 10, 2001 (15,053,600 shares).

(3) The number of shares in the table includes 4,485,808 shares owned by an irrevocable trust (the "Family Trust") among Peter D. Carlino and his eight children, as settlors, and certain trustees, as to which Peter D. Carlino has shared investment and voting power with respect to certain matters; and 182,578 shares owned by a marital trust for the benefit of Peter D. Carlino and by a residuary trust for the benefit of Peter D. Carlino's children as to both of which Peter D. Carlino has shared investment power and shared voting power.

(4) The number of shares in the table includes 4,485,808 shares owned by the Family Trust as to which Peter M. Carlino has sole voting power for the election of directors and certain other matters, shared voting power with respect to certain matters, and shared investment power; and 570,654 shares owned jointly by Mr. Carlino and his wife, Marshia Carlino.

(5) Includes shares that may be acquired upon the exercise of outstanding options and warrants that are exercisable within 60 days of March 10, 2001, as follows: Peter M. Carlino, 679,750 shares; Harold Cramer, 22,500 shares, William J. Bork, 290,668 shares; Robert S. Ippolito, 87,750 shares;

    David A. Handler, 22,500 shares; John M. Jacquemin, 33,750 shares; Robert Abraham, 22,750 shares, Robert P. Levy, 22,500 shares; Joseph A. Lashinger, Jr., 12,500 shares, George A. Connolly, 7,500 shares; and all executive officers and directors as a group, 1,202,608 shares.

(6) The number of shares in the table includes 4,485,808 shares of Common Stock owned by the Family Trust, as to which Richard J. Carlino has shared investment power and shared voting power as to certain matters.

(7) The number of shares in the table includes 4,485,808 shares owned by the Family Trust, and an aggregate of 182,578 shares owned by a marital trust for the benefit of Peter D. Carlino and by a residuary trust for the benefit of Peter D. Carlino's children as to both of which Harold Cramer has shared investment power and shared voting power.

(8) See note (3).

(9) The information in the table is based on information contained provided to the Company by Akre Capital Management, LLC as of March 10, 2001.

                COMPENSATION OF EXECUTIVE OFFICERS AND DIRECTORS

    The following table sets forth a summary of all compensation paid or accrued by the Company for services rendered for the last three fiscal years to the Company's Chief Executive Officer and each of the four most highly compensated executive officers during the last completed fiscal year:

                           SUMMARY COMPENSATION TABLE

                                                                         LONG TERM COMPENSATION
                                                ANNUAL COMPENSATION              AWARDS
                                                -------------------   ----------------------------
                                                                      RESTRICTED     SECURITIES         ALL OTHER
NAME AND                                                                STOCK        UNDERLYING          ANNUAL
PRINCIPAL POSITION                     YEAR      SALARY     BONUS       AWARDS     OPTIONS GRANTED   COMPENSATION(1)
------------------                   --------   --------   --------   ----------   ---------------   ---------------
Peter M. Carlino...................    2000     $380,000   $126,000         --         75,000             $4,969
  Chairman of the Board                1999     $379,560   $126,000         --         50,000             $5,000
  Chief Executive Officer              1998     $361,670   $126,000         --         53,000             $5,000

William J. Bork....................    2000     $255,000   $ 60,000         --         25,000             $4,534
  President and Chief                  1999     $253,780   $ 60,000         --         20,000             $5,000
  Operating Officer                    1998     $246,071   $ 65,000         --         24,000             $5,000

Robert S. Ippolito.................    2000     $155,500   $ 25,000         --         15,000             $2,820
  Chief Financial Officer              1999     $147,920   $ 20,000         --         10,000             $4,172
  Secretary/Treasurer                  1998     $144,095   $ 20,000         --          6,000             $2,881

Joseph A. Lashinger, Jr............    2000     $200,000   $ 50,000         --         15,000             $4,368
  Vice President/General               1999     $173,577   $ 25,000         --         10,000             $4,959
  Counsel                              1998     $153,520   $ 15,000         --          5,000             $3,260

Steven T. Snyder...................    2000     $149,638   $     --         --         54,500             $2,128
  Vice President/Corporate
  Development(2)

------------------------

(1) Includes amounts contributed by the Company to its profit sharing and 401(k) plan for the account of such executive officers.

(2) Mr. Snyder joined the Company in February 2000. Mr. Snyder ceased to be an officer of the Company in February 2001 and retired from the Company effective March 2, 2001.

    The following table sets forth certain information regarding stock options granted during 2000 to the executive officers named in the Summary Compensation Table.

                       OPTION GRANTS IN LAST FISCAL YEAR

                                    INDIVIDUAL GRANTS
                                --------------------------                             POTENTIAL REALIZABLE
                                             PERCENTAGE OF                               VALUE AT ASSUMED
                                NUMBER OF    TOTAL OPTIONS                             ANNUAL RATES OF STOCK
                                SECURITIES    GRANTED TO                              PRICE APPRECIATION FOR
                                UNDERLYING   EMPLOYEES IN    EXERCISE                       OPTION TERM
                                 OPTIONS      FISCAL YEAR    PRICE PER   EXPIRATION   -----------------------
NAME                            GRANTED(1)      2000(2)      SHARE(3)       DATE        5%(4)        10%(4)
----                            ----------   -------------   ---------   ----------   ----------   ----------
Peter M. Carlino..............    75,000         25.46%       $8.125       2/8/10      $383,232     $971,186
William J. Bork...............    25,000          8.48%       $8.125       2/8/10      $127,744     $323,729
Robert S. Ippolito............    15,000          5.09%       $8.125       2/8/10      $ 49,615     $115,624
Joseph A. Lashinger, Jr.......    15,000          5.09%       $8.125       2/8/10      $ 49,615     $115,624
Steven T. Snyder(5)...........    54,500         18.50%       $8.125       2/8/10      $180,269     $420,103

------------------------

(1) Options granted to Mr. Bork vest one-third on the first anniversary of the date of grant, and one-third on each succeeding such anniversary. Options granted to Mr. Carlino, Mr. Ippolito, Mr. Lashinger and Mr. Snyder vest one-quarter on the first anniversary of the date of grant, and one-quarter on each succeeding such anniversary.

(2) Based on a total number of options granted to employees of 294,500.

(3) The exercise price is equal to the closing price of the Company's Common Stock on February 8, 2000, the date of grant.

(4) Potential realizable value is based on an assumption that the market price of the common stock appreciates at the stated rates compounded annually, from the date of grant until the end of the respective option term. These values are calculated based on requirements promulgated by the Securities and Exchange Commission and do not reflect the Company's estimate of future stock price appreciation.

(5) Mr. Snyder ceased to be an officer of the Company in February 2001 and retired from the Company effective March 2, 2001.

    The following table provides information with respect to the executive officers shown in the Summary Compensation Table concerning the exercise of stock options during 2000 and the value of vested and unvested unexercised options held as of December 31, 2000. There are no outstanding stock appreciation rights.

                AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                       AND FISCAL YEAR-END OPTION VALUES

                                                               NUMBER OF SECURITIES
                                                              UNDERLYING UNEXERCISED         VALUE OF UNEXERCISED
                                                              OPTIONS AT DECEMBER 31,        IN-THE-MONEY OPTIONS
                                     SHARES                            2000                  AT DECEMBER 31, 2000
                                    ACQUIRED      VALUE     ---------------------------   ---------------------------
                                   ON EXERCISE   REALIZED   EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
                                   -----------   --------   -----------   -------------   -----------   -------------
Peter M. Carlino.................         --     $     --     643,750        134,250      $2,161,562      $342,712
William J. Bork..................         --     $     --     275,667         43,333      $  762,787      $114,497
Robert S. Ippolito...............         --     $     --      81,500         25,500      $  471,940      $ 67,042
Joseph A. Lashinger, Jr..........     17,500     $135,774       6,250         31,250      $       --      $ 65,167
Steven T. Snyder (1).............         --     $     --          --         54,500      $       --      $112,433

------------------------

(1) Mr. Snyder ceased to be an officer in February 2001 and retired from the Company effective March 2, 2001.

EMPLOYMENT AGREEMENTS

    On April 12, 1994, the Company entered into employment agreements with Peter
M. Carlino, its Chairman and Chief Executive Officer, and Robert S. Ippolito, its Chief Financial Officer, Secretary, and Treasurer, at annual base salaries of $225,000 and $95,000, respectively. The agreements with Messrs. Carlino and Ippolito were initially effective beginning June 1, 1994 and terminated on June 30, 1999 and were amended on June 1, 1999. Each agreement provides for additional compensation and bonuses as may be awarded from time to time by the Board of Directors. Effective June 1, 1999, Mr. Carlino's annual base salary was increased to $380,000, and effective June 1, 2000, Mr. Ippolito's annual base salary was increased to $160,000. Each agreement prohibits the respective employee from competing with the Company during its term and for one year thereafter and requires a death benefit payment by the Company based on the employee's annual salary in effect at the time of his death.

    On June 1, 1995, the Company entered into an employment agreement with William J. Bork, its President and Chief Operating Officer, at an annual base salary of $210,000. Effective June 1, 1999, Mr. Bork's annual base salary was increased to $255,000. The agreement prohibits Mr. Bork from competing with the Company during its term and for two years thereafter, and requires a death benefit payment by the Company equal to 50% of the employee's annual salary in effect at the time of his death.

CERTAIN TRANSACTIONS

    In August 1994, the Company signed a consulting agreement with Peter D. Carlino, former Chairman of the Company. Pursuant to the consulting agreement, as amended, Peter D. Carlino receives an annual fee of $135,000.

    The Company has agreed to pay the premiums on four life insurance policies, two payable when Peter M. Carlino dies and two payable when the survivor of Peter M. Carlino and his wife, Marshia W. Carlino, dies, under a "split-dollar" arrangement by which certain irrevocable trusts established by Peter M. Carlino are obligated to reimburse the Company for all premiums paid when the insurance matures or possibly sooner. The owners and beneficiaries of the life insurance policies are the irrevocable trusts. In 2000, the Company paid a total of $238,000 in premiums on the life insurance policies pursuant to this arrangement.

    The Company currently leases 7,362 square feet of office space in an office building in Wyomissing, Pennsylvania for the Company's executive offices. The lease expires in April 2005 and provides for an annual rental of $103,610 plus common area expenses and electric utility charges. The office building is owned by an affiliate of Peter M. Carlino, the Chairman and Chief Executive Officer of the Company. The Company believes that the lease terms are not less favorable than lease terms that could have been obtained from an unaffiliated third party.

    The Company currently leases an aircraft from a company owned by Mr. Jacquemin, a director of the Company. The lease expires in August 2007, and provides for monthly payments of $26,203. The Company believes that the lease terms are not less favorable than lease terms that could have been obtained from an unaffiliated third party.

    James A. Irwin, the former husband of Anne Carlino Irwin, a beneficiary of the Family Trust, is an officer, director and minority shareholder in USI MidAtlantic, Inc., the insurance agency, which is the broker for all of the Company's property and casualty insurance. In 2000, the Company paid premiums of $1,129,127 for such insurance. The Company believes that the premiums paid are not less favorable than premiums that could have been obtained from an unaffiliated third party.

COMPENSATION OF DIRECTORS

    The Company pays director's fees to each Director who is not an employee of the Company. During the year ending December 31, 2000, each outside Director received an annual fee of $18,000, plus $1,500 for each Board meeting attended and reimbursement for out-of-pocket expenses in connection with his attendance at such meetings.

    NOTWITHSTANDING ANYTHING TO THE CONTRARY, THE FOLLOWING REPORTS OF THE COMPENSATION COMMITTEE AND THE AUDIT COMMITTEE AND THE PERFORMANCE GRAPH ON PAGE 11 SHALL NOT BE DEEMED INCORPORATED BY REFERENCE BY ANY GENERAL STATEMENT INCORPORATING BY REFERENCE THIS PROXY STATEMENT INTO ANY FILING UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR UNDER THE SECURITIES EXCHANGE ACT OF 1934, EXCEPT TO THE EXTENT THAT THE COMPANY SPECIFICALLY INCORPORATES THIS INFORMATION BY REFERENCE, AND SHALL NOT OTHERWISE BE DEEMED FILED UNDER SUCH ACTS.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

    The Company's executive officer compensation program is administered and reviewed by the Compensation Committee of the Board of Directors. The Compensation Committee consists of two independent, non-employee Directors of the Company.

    POLICIES AND MISSION

    The Compensation Committee has determined that compensation of executive officers should include a mixture of short and long range compensation plans which attract, motivate and retain competent executive personnel, increase executive ownership interests in the Company and encourage increases in the Company's productivity and profitability. As such, the Company's policy is that executive compensation should be directly and materially related to the short-term and long-term operating performance and objectives of the Company. To achieve these ends, executive compensation, including base salary and stock option grants, is to a significant extent dependent upon the Company's financial performance and the return on its Common Stock. However, to ensure that the Company is strategically and competitively positioned for the future, the Compensation Committee also attributes significant weight to other factors in determining executive compensation, such as maintaining competitiveness, implementing capital improvements, expanding markets and achieving other long-range business and operating objectives. Key factors considered by the Compensation Committee during the year 2000 were: the acquisition of the two casinos in Mississippi, Casino Magic Bay St. Louis and Boomtown Biloxi, the negotiation of the acquisition of CRC Holdings, Inc. which does business as Carnival Resorts and Casinos, the $350 million senior secured credit facility with a syndicate of lenders led by Lehman Brothers, Inc. and CIBC World Markets Corp., and the expansion and performance of the Charles Town Entertainment Complex in West Virginia.

    COMPENSATION PLAN

    To determine appropriate levels of executive compensation, the Compensation Committee periodically reviews the executive compensation programs and policies of the Company's competitors, in addition to a broader group of companies in its marketplace, to ensure that the Company's plans and practices are competitive and appropriately based on the Company's performance and compensation philosophy.

BASE SALARY

    The objective for computing executive base salaries is to structure salaries that are competitive with those of similarly situated companies. In setting base salary levels for individual executives in the future, the Compensation Committee will consider such factors as the executive's scope of responsibility, current performance, future potential and overall competitive positioning relative to comparable positions at other companies. The base salaries for Peter
M. Carlino, William J. Bork, and Robert S. Ippolito are set pursuant to employment agreements and currently are $475,000, $255,000, and $160,000 per year, respectively.

STOCK OPTIONS

    Stock options are granted under the provisions of the Company's Plan. Stock options are granted to reinforce the importance of improving shareholder value over the long-term and to encourage and facilitate executive stock ownership. Stock options are granted at not less than 100% of the fair market value of the stock on the date of grant to ensure that executives can be rewarded only for appreciation in the price of the Common Stock where the Company's shareholders are similarly benefited. For future grants, the Compensation Committee will establish levels of participation for the stock option program based upon each executive officer's or other employee's position in the Company. The number of options to be granted to each executive officer will be contingent on the individual executive's performance, tenure and future potential.

ANNUAL BONUS

    Annual bonus awards recognize an executive's contribution to each year's annual business results as measured against competitors and against the Company's operating plans. Company and individual performance are assessed in relation to the following major factors, listed in order of importance: individual executive performance, revenue growth, earnings and cost management.

    Performance, as measured by these factors, which meets operating plans and equals the results of the competition, provided for bonus opportunities that are comparable to the bonus level at other gaming and horse racing companies. Better to worse performance can result in payments that are higher or lower than such comparable companies. An individual's bonus, reflecting personal contribution to business results, can range from 0 to 200% of the bonuses of comparable companies for the individual's job.

PERFORMANCE EVALUATION

    For the Chief Executive Officer ("CEO"), approximately 70% of the total compensation opportunity target is base salary and approximately 30% is variable compensation that is at risk and tied to competitive corporate business results. The CEO's current base salary approximates the median salary of CEOs of comparably-sized companies. The CEO's total compensation opportunity also is consistent with the median compensation for CEO's in comparable companies. Factors reviewed by the Compensation Committee's assessment of the Company's and the CEO's performance include individual performance, profitability, profit improvement, growth in revenue and expense management. The Compensation Committee determined that the objective performance goals established by the Company had been met and decided to grant a bonus to the CEO based on the Company's earnings performance in 1999. Also taken into account were other factors, including the significant acquisition activity to support implementation of the Company's business strategy.

    For the CEO, the awards of stock options are also shown in the Summary Compensation Table. The option awards recognize the total shareholder return achieved in 1999 as well as the Company's long-term needs and were intended to link the CEO's future compensation opportunity to the creation of additional shareholder value.

               COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS:
                       Harold Cramer and David A. Handler

AUDIT COMMITTEE REPORT

    The Audit Committee of the Board of Directors is composed of three independent directors and operates under a written charter adopted by the Board of Directors (a copy of which is attached hereto as Exhibit A). The Committee recommends to the Board of Directors, subject to shareholders ratification, the selection of the Company's independent accountants.

    Management is responsible for the Company's internal controls and the financial reporting process. The independent accountants are responsible for performing an independent audit of the Company's consolidated financial statements in accordance with generally accepted auditing standards and to issue a report thereon. The Committee's responsibility is to monitor and oversee these processes.

    In this context, the Committee has met and held discussions with management and the independent accountants. Management represented to the Committee that the Company's consolidated financial statements were prepared in accordance with generally accepted accounting principles, and the Committee has reviewed and discussed the consolidated financial statements with management and the independent accountants. The Committee discussed with the independent accountants matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees).

    The Company's independent accountants also provided to the Committee the written disclosures required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and the Committee discussed with the independent accountants that firm's independence.

    Based upon Committee's discussion with management and the independent accountants and the Committee's review of the representation of management and the report of the independent accountants to the Committee, the Committee recommended that the Board of Directors include the audited consolidated financial statements in the Company's Annual Report on Form 10-K for the year ended December 31, 2000 filed with the Securities and Exchange Commission.

                   AUDIT COMMITTEE OF THE BOARD OF DIRECTORS:
              Harold Cramer, John M. Jacquemin and Robert P. Levy

                      COMPARATIVE STOCK PERFORMANCE GRAPH

    The following graph compares the cumulative total shareholder return for the Company's Common Stock since December 31, 1995 to the cumulative total returns of (i) the NASDAQ Market Index and (ii) a Peer Group Index comprised of the following gaming and thoroughbred horse racing companies: Churchill
Downs, Inc., Hollywood Casino Corp., Pinnacle Entertainment, Inc., International Gaming Technologies, and MTR Gaming Group, Inc., assuming an investment of $100 in each of the Company's Common Stock, the Nasdaq Market Index and the Peer Group Index.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Dollars

                            12/31/95  12/31/96  12/31/97  12/31/98  12/31/99  12/31/00
Penn National Gaming, Inc.       100    331.87    227.07    163.03     209.6    237.27
Peer Group                       100     158.8    217.01    201.33    188.14    389.89
Nasdaq Market Index              100    124.27       152    214.39    378.12    237.66

Legend

                                                                       YEAR ENDED
                                                                       ----------
INDEX DESCRIPTION                            12/31/95   12/31/96   12/31/97   12/31/98   12/31/99   12/31/00
-----------------                            --------   --------   --------   --------   --------   --------
Penn National Gaming, Inc..................   100.00     331.87     227.07     163.03     209.60     237.27
Peer Group.................................   100.00     158.80     217.01     201.33     188.14     389.89
Nasdaq Market Index........................   100.00     124.27     152.00     214.39     378.12     237.66

NOTES:

A. The lines represent annual index levels, assuming reinvestment of all dividends paid during the measurement period.

B. The indexes are re-weighted daily, using the market capitalization on the previous trading day.

C. If the annual interval, based on the fiscal year-end, is not a trading day, the preceding trading day is used.

                 PROPOSAL 2: RATIFICATION OF THE APPOINTMENT OF
                         INDEPENDENT PUBLIC ACCOUNTANTS

    The Audit Committee of the Board, which is composed entirely of non-employee Directors, has appointed BDO Seidman, LLP as certified public accountants to audit the books, records and accounts of the Company and its subsidiaries for the year ending December 31, 2001. The Board has endorsed this appointment and it is being presented to the shareholders for ratification.

    BDO Seidman has served as the independent public accountants for the Company since December 1982. All audit services provided by BDO Seidman are approved by the Audit Committee.

    During 2000, BDO Seidman performed certain non-audit services for the Company. The Audit Committee has considered whether the provision of these non-audit services is compatible with maintaining BDO Seidman's independence. A summary of the audit and non-audit fees paid to BDO Seidman in 2000 is as follows:

    AUDIT FEES--The aggregate fees billed by BDO Seidman for professional services rendered for the audit and the reviews of the Company's financial statements was approximately $296,221.

    FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES--The Company did not retain BDO Seidman for professional services relating to financial information system design and implementation fees.

    ALL OTHER FEES--The aggregate fees billed to the Company by BDO Seidman for all other services, such as acquisitions, financings and taxes, was approximately $330,372.

    The Board of Directors considers BDO Seidman to be well qualified to serve as the independent public accountants of the Company. If, however, the shareholders do not ratify the appointment of BDO Seidman, the Board of Directors may, but is not required to, reconsider the appointment. Representatives of BDO Seidman will be present at the Annual Meeting, will have an opportunity to make statements if they desire, and will be available to respond to appropriate questions.

    THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE PROPOSAL TO RATIFY THE APPOINTMENT OF BDO SEIDMAN, LLP, AS THE COMPANY'S INDEPENDENT PUBLIC ACCOUNTANTS FOR THE YEAR ENDING DECEMBER 31, 2001.

                                 OTHER MATTERS

    The Company has mailed a 2000 Annual Report to Shareholders and a proxy card together with this proxy statement to all shareholders of record at the close of business on April 6, 2001. The Board of Directors does not know of any other business that will be presented for consideration at the Annual Meeting. Except as the Board of Directors may otherwise permit, only the business set forth and discussed in the Notice of Annual Meeting and Proxy Statement may be acted on at the Annual Meeting. If any other business does properly come before the Meeting or any postponement or adjournment thereof, the proxy holders will vote in regard thereto according to their discretion insofar as such proxies are not limited to the contrary.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

    Section 16(a) of the Securities Exchange Act of 1934 requires the Company's executive officers and directors and persons who own more than ten percent of the Company's Common Stock to file reports of ownership and changes in ownership of the Company's Common Stock and any other equity securities of the Company with the Securities and Exchange Commission ("SEC"). Executive officers, directors and greater than ten percent shareholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

    Based solely on its review of the copies of Forms 3, 4 and 5 furnished to the Company, or written representations from certain reporting persons that no such Forms were required to be filed by such persons, the Company believes that all its executive officers, directors and greater than 10% shareholders complied with all filing requirements applicable to them during 2000, except that Mr. Jacquemin failed to timely report on a Form 5 a gift of 900 shares made in December, 2000.

SHAREHOLDER PROPOSALS

    Shareholders who wish to submit proposals for inclusion in the Proxy Statement for the Company's 2002 Annual Meeting of Shareholders must submit the same to the Company on or before December 23, 2001, at the Company's principal executive office, Wyomissing Professional Center, 825 Berkshire Blvd., Suite 200, Wyomissing, Pennsylvania 19610, directed to the attention of the Secretary. The Board of Directors will review any shareholder proposals that are filed as required and will determine whether such proposals meet applicable criteria for inclusion in the Company Proxy noted for the 2002 Annual Meeting.

FORM 10-K

    THE COMPANY WILL PROVIDE WITHOUT CHARGE TO EACH PERSON SOLICITED BY THIS PROXY STATEMENT, ON THE WRITTEN REQUEST OF ANY SUCH PERSON, A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K INCLUDING FINANCIAL STATEMENTS AND THE SCHEDULES THERETO. SUCH WRITTEN REQUESTS SHOULD BE DIRECTED TO THE COMPANY AT 825 BERKSHIRE BOULEVARD, SUITE 200, WYOMISSING, PENNSYLVANIA 19610, ATTENTION:
CORPORATE SECRETARY.

                                          By Order of the Board of Directors,
                                          /s/ ROBERT S. IPPOLITO
  ------------------------------------------------------------------------------
                                          SECRETARY

April 24, 2001

                                                                       EXHIBIT A

                  AUDIT COMMITTEE OF THE BOARD OF DIRECTORS OF
                           PENN NATIONAL GAMING, INC.
                                    CHARTER

I. PURPOSE

    The audit committee (the "Audit Committee") of the board of directors (the "Board") of Penn National Gaming, Inc. (the "Corporation") shall provide assistance to the Board in fulfilling its responsibility to shareholders, potential investors and others for the oversight of the quality and integrity of the accounting, auditing and reporting practices of the Corporation. The Audit Committee's primary duties and responsibilities are to:

    - Serve as an independent and objective party to monitor the Corporation's financial reporting process and internal control system.

    - Review and appraise the audit efforts of the Corporation's independent accountants.

    - Maintain free and open communication with and among the independent accountants, financial and senior management of the Corporation and the Board.

    In discharging this oversight role, the Audit Committee is empowered to investigate any matter brought to its attention, with full power to retain outside counsel or other experts for this purpose. The Audit Committee will primarily fulfill these responsibilities by carrying out the activities enumerated in Section IV of this Charter.

    While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Corporation's financial statements are complete and accurate and are in accordance with generally accepted accounting principles. This is the responsibility of management and the independent accountants. Nor is it the duty of the Audit Committee to conduct investigations, to resolve disagreements, if any, between management and the independent accountants or to assure compliance with laws and regulations and the Corporation's Ethical Code of Conduct.

II. COMPOSITION

    The Audit Committee shall be comprised of three directors, each of whom shall be independent directors. An independent director is a person other than an officer or employee of the Corporation or its subsidiaries or any other individual having a relationship which, in the opinion of the Board, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. The following persons shall not be considered independent:

    (a) a director who is employed by the Corporation or any of its affiliates for the current year or any of the past three years;

    (b) a director who accepts any compensation from the Corporation or any of its affiliates in excess of $60,000 during the previous fiscal year, other than compensation for board services, benefits under a tax-qualified retirement plan, or non-discretionary compensation;

    (c) a director who is a member of the immediate family of an individual who is, or has been in any of the past three years, employed by the Corporation or any of its affiliates as an executive officer. Immediate family includes a person's spouse, parents, children, siblings, mother-in-law, father-in-law, brother-in-law, sister-in-law, son-in-law, daughter-in-law, and anyone who resides in such person's home;

    (d) a director who is a partner in, or a controlling shareholder or an executive officer of, any for-profit business organization to which the Corporation made, or from which the

       Corporation received, payments (other than those arising solely from investments in the Corporation's securities) that exceed 5% of the Corporation's or business organization's consolidated gross revenues for that year, or $200,000, whichever is more, in any of the past three years;

    (e) a director who is employed as an executive of another entity where any of the Corporation's executives serve on that entity's compensation committee.

    All members of the Audit Committee shall be able to read and understand fundamental financial statements, including a company's balance sheet, income statement, and cash flow statement or will become able to do so within a reasonable period of time after his or her appointment to the Audit Committee. Additionally, at least one member of the Audit Committee must have past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background which results in the individual's financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities. The members of the Audit Committee shall be elected by the Board at the annual organizational meeting of the Board and shall serve until their successors shall be duly elected and qualified. Unless an Audit Committee Chairman is elected by the full Board, the members of the Audit Committee may designate a Chairman by majority vote of the Audit Committee.

III. MEETINGS

    The Audit Committee shall meet at least two times annually, or more frequently as circumstances dictate. As part of its job to foster open communications, the Audit Committee should also meet at least annually with management and the independent accountants in separate executive sessions to discuss any matters that the Audit Committee or either of these groups believe should be discussed privately. In addition, the Audit Committee or at least its Chairman may, if deemed necessary, meet with the independent accountants and/or management quarterly to review the Corporation's financial statements consistent with Section IV below.

IV. RESPONSIBILITIES AND DUTIES

    THE AUDIT COMMITTEE SHALL:

    A. DOCUMENTS/REPORTS REVIEW

    1. Review and reassess this Charter at least annually. Submit this Charter to the Board for approval and publish it in accordance with the rules and regulations of the Securities and Exchange Commission.

    2. Review and discuss the Corporation's audited financial statements for each fiscal year with management and the independent accountants; discuss with the independent accountants the matters required to be discussed by Statement of Auditing Standards Number 61, as it may be modified or supplemented; review the written disclaimer and the letter from the independent accountants required by Independence Standards Board No. 1, as it may be modified or supplemented; and discuss with the independent accountants the independence of the independent accountants. Based on the review and discussions in the preceding sentence, make a recommendation to the Board on inclusion of the audited financial statements in the Annual Report on Form 10-K for each fiscal year. The review shall also include any certification, report or opinion rendered by the independent accountants and discussions regarding the adequacy of disclosures and content, quality of earnings, reserves and accruals, suitability of accounting principles, reasonableness of estimates and other judgmental matters and such other matters that the Audit Committee deems appropriate.

    3. Review and discuss, with management and the independent accountants, adjustments recorded as a result of the audit of the Corporation's financial statements for each fiscal year, and the effects of audit findings that were not adjusted in the underlying accounting records of the Corporation.

    4. Review, discuss and assess, with management and the independent accountants, the impact of new accounting pronouncements on the Corporation's financial statements and related disclosures.

    5. Review and discuss, with management and the independent accountants, any reports on the Corporation's internal accounting controls rendered by the independent accountants. The review shall include discussions regarding the quality, adequacy and effectiveness of the Corporation's accounting and financial controls including computerized information system controls and security.

    6. Review with the independent accountants the matters that the independent accountants are required to communicate to the Audit Committee as a result of their review of the Corporation's interim financial information and Quarterly Reports on Form 10-Q. For this purpose, the Chairman of the Audit Committee may act on behalf of the entire Audit Committee.

    B. INDEPENDENT ACCOUNTANTS

    1. Recommend to the Board on an annual basis the selection, retention or, where appropriate, replacement of the independent accountants. In doing so, the Audit Committee shall determine the independence of the independent accountants by: (i) reviewing and considering the written disclosures and the letter from the independent accountants required by Independence Standards Board No. 1, as it may be modified or supplemented, that they are independent; (ii) actively engaging in a discussion with the independent accountants with respect to any disclosed relationships or services that may impact the objectivity and independence of the independent accountants; and (iii) taking, or recommending that the Board take, appropriate action to oversee the independence of the independent accountants. The independent accountants shall have ultimate accountability to the Board and the Audit Committee, as representatives of the sahreholders of the Corporation. The Audit Committee shall also consider the effectiveness of the independent accountants, and shall approve the auditing services to be rendered by the independent accountants and the fees or other compensation to be paid to the independent accountants related thereto.

    2. Review the performance of the independent accountants and approve any proposed discharge of the independent accountants when circumstances warrant.

    3. Review, with the independent accountants, the nature, timing and scope of the proposed audit of the Corporation's financial statements for each fiscal year and the procedures to be utilized in each such audit.

    4. Review all reports issued by the independent accountants and provide the independent accountants with full access to the Audit Committee and the Board to report on any and all matters deemed appropriate by the independent accountants.

    5. Periodically consult with the independent accountants outside the presence of management regarding internal controls and the completeness and accuracy of the Corporation's annual financial statements.

    6. Direct the attention of independent accountants towards specific matters or areas deemed to be of special significance, and authorizing the independent accountants to perform supplemental reviews or audits that the Audit Committee may deem advisable.

    C. FINANCIAL REPORTING PROCESSES

    1. Review the integrity of the Corporation's financial reporting processes, both internal and external, by consultation with the independent accountants at least once annually.

    2. Consider the independent accountants' judgments regarding the quality and appropriateness of the Corporation's accounting principles as applied in its financial reporting.

    3. Consider and approve, if appropriate, significant changes to the Corporation's accounting principles and practices as suggested by the independent accountants or management.

    4. Make inquires, at least annually, of management and the independent accountants with regard to significant risks and exposures facing the Corporation and assess the steps management has taken to minimize such risks.

    D. PROCESS IMPROVEMENT

    1. Establish regular and separate systems of reporting to the Audit Committee by each of management and the independent accountants regarding any significant judgments made in management's preparation of annual financial statements and the view of each as to appropriateness of such judgments.

    2. Review, subsequent to the completion of the annual audit, separately with management and the independent accountants any significant difficulties encountered during the course of the audit, significant changes in the audit plan or scope of work and any restrictions on the scope of work or access to required information.

    3. Review any significant disagreement among management and the independent accountants in connection with the preparation of the financial statements.

    4. Review significant findings during the year with management and the independent accountants, including status of previous audit recommendations.

    5. Review, with the independent accountants and management, the extent to which changes or improvements in financial or accounting practices, as approved by the Audit Committee, have been implemented. These reviews should be conducted at appropriate times subsequent to implementation of changes or improvements, as decided by the Audit Committee.

    E. ETHICAL AND LEGAL COMPLIANCE

    1. Review, at least annually, the Corporation's Code of Ethical Conduct and the procedures that management has established to enforce the Corporation's Code of Ethical Conduct.

    2. Review with corporate counsel any legal compliance matters, including corporate securities trading policies, as may be deemed appropriate by the Audit Committee.

    3. Discuss with management, and with corporate counsel when necessary, the status of pending litigation, taxation matters and other areas of oversight to the legal and compliance area as may be appropriate by the Audit Committee.

    4. Perform any other activities consistent with this Charter, the Corporation's By-laws and governing law, as the Audit Committee or the Board deems necessary or appropriate.

    F. AUDIT COMMITTEE REPORTING

    1. Submit periodic reports to the Board regarding the activities of the Audit Committee.

    2. Issue annual summary reports regarding the composition of the Audit Committee, its responsibilities, its activities and its oversight conclusions to the Board.

    3. Issue such reports as may be required by the Securities and Exchange Commission for inclusion in the Corporation's annual proxy statement.

                                                                           PROXY

                             PENN NATIONAL GAMING, INC.
                  ANNUAL MEETING OF SHAREHOLDERS, MAY 23, 2001

    The undersigned hereby appoints Peter M. Carlino and Harold Cramer, and each of them, the attorneys and proxies of the undersigned, with full power of substitution, to vote on behalf of the undersigned all of the shares of Common Stock of Penn National Gaming, Inc., (the "Company") which the undersigned is entitled to vote at the Annual Meeting of Shareholders thereof to be held on May 23, 2001 and at any and all postponements and adjournments thereof, upon the following matters:

1. For the election of WILLIAM J. BORK and ROBERT P. LEVY to serve as Class I Directors until the Annual Meeting of Shareholders of the Company to be held in the year 2004 and until their successors are elected and qualified:

    / /  For All Nominees    / /  Withhold Authority To Vote For All Nominees

(INSTRUCTIONS: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH THE NOMINEE'S NAME BELOW):

                  William J. Bork                  Robert P. Levy

2. To ratify the appointment of BDO Seidman, LLP, as independent public accountants of the Company for the year ending December 31, 2001.

            / /  For            / /  Against            / /  Abstain

3. In their discretion, such other business as may properly come before the annual meeting and any and all adjournments thereof.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ITEMS NOS. 1 AND 2. IF NO SPECIFICATION IS MADE, SUCH PROXY WILL BE VOTED "FOR" EACH SUCH ITEM AND IN THE DISCRETION OF THE PROXIES ON ALL OTHER MATTERS PROPERLY BROUGHT BEFORE THE ANNUAL MEETING.

                                          Dated _________________________, 2001
                                               __________________________
                                               Signature of Shareholder
                                               __________________________
                                               Signature of Shareholder
                                               Please sign exactly as
                                               name appears.
                                               For joint accounts, each
                                               joint owner must sign.

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
               PLEASE DATE, SIGN AND RETURN THIS PROXY PROMPTLY.